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                                                                    EXHIBIT 10.3

                       AMENDMENT NO. 2 TO OFFICE BUILDING
                                TRIPLE NET LEASE


        THIS AMENDMENT NO. 2 TO OFFICE BUILDING TRIPLE NET LEASE is made and entered into this _________ day of_____________________ , 1993, to be effective, however, as of ____________, 1993, by and between BILL B. WILLIAMS, JR. and JUDITH A. WILLIAMS, husband and wife, as Lessor, and TELECT, INC., a Washington corporation, as Lessee.

        The parties hereto do hereby amend, effective as of ______________ 1993, that certain Office Building Triple Net Lease between Lessor and Lessee, bearing the effective date of February 28, 1990, as previously amended by that certain Amendment No. 1 to Office Building Triple Net Lease dated January 20, 1993, as follows:

        1. Section 1 thereof is hereby amended in its entirety to read as follows:

                   "1. Premises. Lessor hereby leases unto lessee and lessee
               hereby leases from lessor, for the term and under the conditions hereinafter set forth, those certain parcels of real property (hereinafter called "Premises") legally described in the attached
               Schedule III, including all structures and fixtures upon said Premises and all easements and other rights appurtenant to said Premises, including but not limited to non-exclusive rights to ingress, egress, and parking in adjacent common areas."

        2. Section 4 thereof is hereby amended in its entirety to read as follows:

                   "4. Monthly rental. Lessee shall, during the lease term, pay to lessor at East 23003 Euclid, Otis Orchards, Washington 99027, or such other place as lessor shall designate in writing from time to time, without setoff or deduction for any reason whatsoever, a monthly rental in the amount of Twenty Eight Thousand Dollars ($28,000.00). The monthly rental shall be prorated for partial months falling within the lease term, and shall be payable in advance on or before the first day of each calendar month during the lease term. If any rent payment is not received by lessor within five (5) days after the due date (or on the next business day if the fifth day is not a business day), then lessee shall pay as additional rent the sum of five percent (5%) of the delinquent payment for each month or a portion thereof that the payment remains overdue. Notwithstanding anything else herein to the contrary, upon completion and occupancy of the new office building to be constructed on the Premises, said monthly rental shall be increased as mutually agreed upon between lessor and lessee; and, provided further, that upon completion of the new manufacturing facility to be constructed on the Premises, said monthly


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               rental shall be further increased as mutually agreed upon between lessor and lessee. If the parties hereto cannot agree on a new monthly rental thirty (30) days prior to completion of the new office building and/or new manufacturing facility, then the same is to be submitted to arbitration in accordance with Section 29."

        As herein amended, the parties hereto do hereby reaffirm and ratify all of the terms and provisions of said Office Building Triple Net Lease, as previously amended.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Office Building Triple Net Lease on the date and year first above written, to be effective, however, as of __________________________, 1993.

Lessors:

BILL B. WILLIAMS, JR. and
JUDITH A. WILLIAMS



By:
   -----------------------------------------
        Bill B. Williams, Jr.


By:
   -----------------------------------------
        Judith A. Williams

Lessees:

TELECT, INC., a Washington corporation



By:
   -----------------------------------------
        Bill B. Williams, Jr.
Its:    President


By:
   -----------------------------------------
        Judith A. Williams
Its:    Secretary/Treasurer



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STATE OF WASHINGTON   )
                      ) ss.
County of Spokane     )

        I certify that I know or have satisfactory evidence that BILL B. WILLIAMS, JR. is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.

Dated
      --------------------------------




                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires:
                                                                 ---------------

STATE OF WASHINGTON   )
                      ) ss.
County of Spokane     )

        I certify that I know or have satisfactory evidence that JUDITH A. WILLIAMS is the person who appeared before me, and said person acknowledged that she signed this instrument and acknowledged it to be her free and voluntary act for the uses and purposes mentioned in the instrument.


Dated
      --------------------------------




                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires:
                                                                 ---------------


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STATE OF WASHINGTON   )
                      ) ss.
County of Spokane     )

        I certify that I know or have satisfactory evidence that BILL B. WILLIAMS, JR. is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of Telect, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.


Dated
      --------------------------------




                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires:
                                                                 ---------------


STATE OF WASHINGTON   )
                      ) ss.
County of Spokane     )

        I certify that I know or have satisfactory evidence that JUDITH A. WILLIAMS is the person who appeared before me, and said person acknowledged that she signed this instrument, on oath stated that she was authorized to execute the instrument and acknowledged it as the Secretary/Treasurer of Telect, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.


Dated
      --------------------------------




                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires:
                                                                 ---------------


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                                 OFFICE BUILDING
                                TRIPLE NET LEASE

                                LEGAL DESCRIPTION

PARCEL "E"

A parcel of land in the Southeast Quarter of Section 10, Township 25 North, Range 45 E.W.M. described as follows:

        BEGINNING at the Southeast corner of said Section 10; thence South 87(degrees)03'56" West along the South line of the Southeast Quarter of said Section 10, a distance of 708.58 feet; thence North 03(degrees) 17'39" West a distance of 1129.61 feet to the true point of beginning; thence North 03(degrees)17'39" West a distance of 255.00 feet; thence North 87(degrees) 03'56" East a distance of 558.68 feet; thence North. 42(degrees)03'56" East a distance of 56.06 feet; thence North 87(degrees)03'56" East a distance of 50.00 feet to a line parallel with and 60.00 feet West of the centerline of Molter Road, as said centerline is shown on the final plat of HOMESTEAD TRADE CENTER, as per plat thereof recorded in Volume 15 of Plats, page 9; thence South 03(degrees)17'39" East along said parallel line a distance of 294.64 feet; thence South 87(degrees)03'56" West a distance of 648.58 feet to the true point of beginning;

Situate in the County of Spokane, State of Washington.

PARCEL "F":

A parcel of land in the Southeast Quarter of Section 10, Township 25 North, Range 45 E.W.M., described as follows:


        BEGINNING at the Southeast corner of said Section 10; thence South 87(degrees)03'56" West along the South line of said Southeast Quarter of
        Section 10 a distance of 708.58 feet; thence North 03(degrees)17'36" West a distance of 1384.61 feet to the true point of beginning; thence North 03(degrees)17'39" West a distance of 190.00 feet; thence North 87(degrees)03'56" East a distance of 249.44 feet; thence North 59 (degrees)53'21" East, a distance of 43.79 feet; thence North 87(degrees)03'56" East a distance of 359.03 feet to a point on a non-tangent curve concave to the West having a radius of 440.00 feet (to which a radial line bears North 82(degrees)47'00" East and West of the centerline of Molter Road, as said centerline is shown on the final plat of HOMESTEAD TRADE CENTER, as per plat thereof recorded in Volume 15 of Plats, page 9); thence Southerly along said curve through a central angle of 03(degrees)55'21" an arc distance of 30.12 feet; thence South 03(degrees)17'39" East parallel with and 60.00 feet West of said centerline of Molter Road a distance of 140.26 feet; thence South 87(degrees)03'56" West a distance of 50.00 feet; thence South 42(degrees)03'56" West a distance of 56.06 feet; thence South 87(degrees)03'56" West a distance of 558.68 feet to the true point of beginning;

Situate in the County of Spokane, State of Washington.


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PARCEL "G":

A parcel of land in the Southeast Quarter of Section 10, Township 25 North, Range 45 E.W.M. described as follows:

        BEGINNING at the Southeast corner of said Section 10, thence South 87(degrees)03'56" West along the South line of said Southeast Quarter of
        Section 10 a distance of 708.58 feet; thence North 03(degrees)17'39" West a distance of 1574.61 feet to the true point of beginning; thence North 87(degrees)03'56" East a distance of 249.44 feet; thence North 59(degrees)53'21" East a distance of 43.79 feet; thence North 87(degrees)03'56" East a distance of 359.03 feet to a point on a non-tangent curve concave to the west having a radius of 440.00 feet (to which a radial line bears North 82(degrees)47'00" East, and said curve being parallel with and 60.00 feet West of the centerline of Molter Road, as said centerline is shown on the final plat of HOMESTEAD TRADE CENTER, as per plat thereof recorded in Volume 15 of Plats, page 9); thence Northerly along said curve through a central angle of 22(degrees)53'14", an arc distance of 175.76 feet; thence North 30(degrees)06'14" West parallel with and 60.00 feet West of said centerline of Molter Road a distance of 147.86 feet to the Southerly margin of the former Chicago, Milwaukee, St. Paul and Pacific Railroad right of way; thence South 59(degrees)53'21" West along said Southerly margin a distance of 599.00 feet to a point which bears North 03(degrees)17'39" West from the true point of beginning; thence South 03(degrees)17'39" East a distance of 46.03 feet to the true point of beginning;

Situate in the County of Spokane, State of Washington.

A parcel of land in the Southeast quarter of Section 10, Township 25 North, Range 45 East, W.M., described as follows:

        BEGINNING at the Southeast corner of said Section 10; thence South 87(degrees)03'56" West along the South line of said Southeast quarter of
        Section 10 a distance of 708.58 feet; thence North 03(degrees)17'39" West a distance of 874.61 feet to the True Point of Beginning; thence North 03(degrees)15'39" West a distance of 255.00 feet; thence North 87(degrees)03'56" East a distance of 648.58 feet to a line parallel with and 60.00 feet West of the centerline of Molter Road, as said centerline is shown on the final plat of HOMESTEAD TRADE CENTER, as per plat recorded in Volume 15 of Plats, Page 9, in the Auditor's Office of said county; thence South 03(degrees)17'39" East, along said parallel line a distance of 215.36 feet; thence South 87(degrees)03'56" West a distance of 50.00 feet; thence South 42(degrees)03'56" West a distance of 56.06 feet; thence South 87(degrees)03'56" West a distance of 558.68 feet to the True Point of Beginning;

Situate in the County of Spokane, State of Washington.



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